Financial Assets at Fair Value Through Other Comprehensive Income - Summary of Financial Assets at Fair Value Through Other Comprehensive Income (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2020 TWD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 TWD ($)
Financial assets at fair value through other comprehensive income [abstract]
Investments in equity instruments at FVTOCI	$ 728,398	$ 25,940	$ 755,903
Investments in debt instruments at FVTOCI	1,012,736	36,066	1,014,872
Total	$ 1,741,134	$ 62,006	$ 1,770,775